United States
Securities and Exchange Commission
Washington, DC 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 27, 2010
FEDERAL SIGNAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-6003	36-1063330

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois	60523

(Address of Principal Executive Offices)	(Zip Code)
(630) 954-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) (i) 2005 Executive Incentive Compensation Plan (2010 Restatement)
At the Annual Meeting of Stockholders of Federal Signal Corporation (the “Company”) held on April 27, 2010 (the “Annual Meeting”), the Company’s stockholders approved the Company’s 2005 Executive Incentive Compensation Plan (2010 Restatement) (the “2010 Restatement”), which the Company’s Board of Directors had adopted, subject to stockholder approval, on March 3, 2010. The 2010 Restatement amends and restates in its entirety the 2005 Executive Incentive Compensation Plan (the “2005 Plan”), which was previously approved by the Company’s stockholders.
The 2010 Restatement substantially revised the 2005 Plan, including amendments to: (1) increase the number of shares of the Company’s common stock available for issuance under the plan to an aggregate of 7,800,000 shares (including the 4,000,000 shares authorized for issuance in 2005); (2) extend the duration of the plan for ten years until March 3, 2020 (i.e., ten years from the date of adoption by the Board of Directors); (3) eliminate net share counting for stock settlement of stock appreciation rights, for the stock payment of the exercise price of an option, and for shares withheld by or otherwise remitted to us to satisfy tax withholding liability; (4) require that “full-value” awards (meaning awards other than options, stock appreciation rights and any other award where the benefit is not limited to the increase in value of the shares of common stock subject to the award over fair market value of the shares at the time of the award) be counted as the equivalent of 1.51 shares for each share issued under such full-value award; (5) allow only shares subject to awards that expire, are cancelled or are forfeited or are settled in cash to be available for re-issuance under the plan; and (6) remove limitations on restricted stock awards, performance awards and certain other stock-based awards that can be granted per individual per year under the plan.
For a more detailed description of the material features of the 2010 Restatement, please refer to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 25, 2010 in connection with the Company’s 2010 Annual Meeting of Stockholders (the “2010 Proxy Statement”), under the caption “Proposal 3 — Approval of 2005 Executive Incentive Compensation Plan (2010 Restatement)”, which description is incorporated herein by reference. The above description of the 2010 Restatement does not purport to be complete and is qualified in its entirety by reference to the complete text of such plan, which was attached as Appendix B to the 2010 Proxy Statement.
(ii) Executive Incentive Performance Plan, as Amended and Restated
At the Annual Meeting, the Company’s stockholders also re-approved the material terms of the performance criteria (the “Performance Criteria”) contained in the Federal Signal Corporation Executive Incentive Performance Plan, as amended and restated (the “Performance Plan”), which the Company’s Board of Directors had adopted, subject to stockholder approval, on February 18, 2010. The Company’s stockholders originally approved the Performance Criteria and the predecessor Executive Incentive Performance Plan at the Company’s 2005 Annual Meeting of Stockholders.
Stockholder re-approval of the Performance Criteria contained in the Performance Plan will allow the Company to preserve its ability to take a tax deduction for the full amount of performance-based compensation paid to employees who are “covered employees” under Section 162(m) of the Internal Revenue Code. Section 162(m) generally does not allow publicly held companies to deduct more than $1 million in any year for compensation paid to covered employees unless that compensation satisfies the conditions in Section 162(m) for “performance based” compensation. One of these conditions is that the stockholders vote to approve of the material terms of the performance goals under which compensation is based at least once every five years. Re-approval of the Performance Criteria under the Performance Plan will satisfy this condition. An award under the Performance Plan may be paid in the form of cash, an award under any benefit plan of the Company or any other form of payment approved by the Compensation Committee of the Company’s Board of Directors.
For a more detailed description of the material features of the Performance Plan, please refer to the Company’s 2010 Proxy Statement, under the caption “Proposal 4 — Re-Approval of the Performance Criteria under the Federal Signal Corporation Executive Incentive Performance Plan, as Amended and Restated”, which description is incorporated herein by reference. The above description of the Performance Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of such plan, which was attached as Appendix C to the 2010 Proxy Statement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting, the stockholders of the Company also approved an amendment to the Company’s Restated Certificate of Incorporation to (i) declassify the Company’s Board of Directors on a phased-in basis and, after the phase-in to provide that all directors will stand for election on an annual basis and (ii) fix the number of directors at no less than six nor more than twelve, as determined solely by the Board of Directors from time to time. A description of this amendment is set forth in the 2010 Proxy Statement under the caption “Proposal 2 — Approval of the Amendment of Our Restated Certificate of Incorporation to Declassify our Board of Directors and to Fix the Number of Directors at No Less than Six nor More than Twelve”, which description is incorporated herein by reference. On April 28, 2010, the Company filed this amendment to the Company’s Restated Certificate of Incorporation with the Secretary of State of Delaware. Thereafter, the Company filed a Restated Certificate of Incorporation which restates and integrates the provisions of the Company’s Restated Certificate of Incorporation, as amended to date, a copy of which is filed as Exhibit 3.1 attached hereto.
On February 19, 2010, the Company’s Board of Directors approved an amendment to Section 3.2 of the Company’s Amended and Restated By-laws, which was to become effective upon the approval of the amendment to the Company’s Restated Certificate of Incorporation as described above by the Company’s stockholders and the Company’s filing of the amendment with the Delaware Secretary of State. The amendment to the Company’s Amended and Restated By-laws was required to incorporate the substance of the amendment to the Restated Certificate with respect to the declassification and size range of the Board of Directors into the Amended and Restated By-laws as well. The Amended and Restated By-laws of the Company, as amended to date, are filed as Exhibit 3.2 attached hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, five proposals were submitted to and approved by the Company’s stockholders. As of the record date, March 8, 2010, there were 49,900,103 shares of the Company’s common stock issued and outstanding. The holders of 44,299,327 shares of common stock, 88.77% of the outstanding shares entitled to vote as of the record date were represented at the meeting in person or by proxy, and this amount represented a quorum. The proposals are described in detail in the 2010 Proxy Statement. The final results were as follows:
Proposal I:

				Broker
	For	Withhold Authority	Abstentions	Non-votes
Election of Directors:
Richard R. Mudge	32,480,349	6,836,653	—	4,982,325
Dominic A. Romeo	32,336,087	6,980,915	—	4,982,325
Proposal II:

				Broker
	For	Against	Abstentions	Non-votes
Amend the Company’s Restated Certificate of Incorporation to (i) declassify the Company’s Board of Directors and (ii) fix the number of directors at no less than six nor more than twelve, as determined solely by the Board of Directors from time to time	43,793,356	444,963	61,008	—
Proposal III:

				Broker
	For	Against	Abstentions	Non-votes
Approve the 2005 Executive Incentive Compensation Plan (2010 Restatement)	35,508,751	3,070,307	737,944	4,982,325

Proposal IV:

				Broker
	For	Against	Abstentions	Non-votes
Re-approve performance goals under the Executive Incentive Performance Plan, as amended and restated	37,402,014	1,166,619	748,369	4,982,325
Proposal V:

				Broker
	For	Against	Abstentions	Non-votes
Ratify Ernst & Young LLP’s appointment as the Company’s independent registered public accounting firm for 2010	43,642,393	581,334	75,600	—

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

3.1	Restated Certificate of Incorporation of Federal Signal Corporation*

3.2	Amended and Restated By-Laws of Federal Signal Corporation, as further amended*

10.1	2005 Executive Incentive Compensation Plan (2010 Restatement) (incorporated by reference from Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 25, 2010)

10.2	Federal Signal Corporation Executive Incentive Performance Plan, as Amended and Restated (incorporated by reference from Appendix C to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 25, 2010)

*	Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION
Date: April 30, 2010	By:	/s/ William G. Barker, III
William G. Barker, III
Senior Vice President and Chief Financial Officer

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